                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ---------------

                                    FORM 8-K

                                ---------------

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 25, 2005
                        (Date of earliest event reported)

                                ---------------

                               AHPC HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                ---------------

          Maryland                     0-17458                   73-1326131
(State or other jurisdiction    (Commission File No.)           (IRS Employer
       of incorporation)                                     Identification No.)

                         500 Park Boulevard, Suite 1260
                                Itasca, IL 60143
                    (Address of Principal Executive Offices)

                                 (630) 285-9191
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

                                ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01         REGULATION FD DISCLOSURE.

         On January 25, 2005, AHPC Holdings, Inc. issued a press release attached hereto as Exhibit 99.1 announcing earnings guidance with respect to future accounting periods. The press release is hereby incorporated by reference.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

99.1     Press Release of AHPC Holdings, Inc., dated January 25, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 26, 2005

                                        AHPC HOLDINGS, INC.


                                        By: /s/  Alan Zeffer
                                            -----------------------------------
                                        Name:   Alan Zeffer
                                        Title:  President and Chief Executive
                                                Officer

                                  EXHIBIT INDEX

Exhibit Number      Description
     99.1           Press Release of AHPC Holdings, Inc., dated January 25, 2005